Exhibit 10.1

SECOND AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT

OF

SUMMIT UNION LIFE HOLDINGS, LLC

This SECOND AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT (the “Second Amendment”) is entered into as of the 21st day of December, 2015 by and between Summit Healthcare Operating Partnership, a Delaware limited liability company (“Summit”), and Best Years LLC, a Delaware limited liability company (“Union Life” and, collectively with Summit, the “Members”).

RECITALS

A.           Summit and Union Life entered into that certain Limited Liability Company Agreement of Summit Union Life Holdings, LLC, dated as of April 7, 2015 and amended by a First Amendment to Limited Liability Company Agreement, dated as of October 1, 2015 (as amended, the “Agreement”). Summit Union Life Holdings, LLC (the “Company”) is a Delaware limited liability company formed for the purpose of acquiring, owning, improving, leasing and operating through one or more Subsidiaries skilled nursing, assisted living, memory care, senior independent living and other similar Facilities in the United States. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

B.           Pursuant to the terms of the Agreement, the Company acquired, as Tranche 1, two skilled nursing Facilities in Colorado, one assisted living Facility in Virginia and two skilled nursing/assisted living Facilities and one independent living Facility in Oregon, each through a Subsidiary formed for the purpose of acquiring and owning such Facility.

C.            Pursuant to the First Amendment to Limited Liability Company Agreement, the Company approved the acquisition of four skilled nursing Facilities in Texas and one assisted living Facility in New Hampshire (“Riverglen Facility”), each through a Subsidiary formed to acquire and own such Facility.

D.           The Members now desire to acquire four additional assisted living and memory care Facilities located in Wisconsin (“Cottages Portfolio”), as more particularly set forth below.

AGREEMENT

1.           Acquisition of Tranche 3 Facilities. Schedule 1.1 of the Agreement is hereby amended to add each of the Facilities listed on the Schedule 1.1(b) attached to this Second Amendment (the “Tranche 3 Facilities”), and the Members hereby approve the acquisition of each Tranche 3 Facility through the execution of an Assignment and Assumption of Limited Liability Company Membership Interests between Company and Summit Healthcare Operating Partnership, a Delaware limited partnership, dated of even date herewith, for the Purchase Price set forth on Schedule 1.1(a) for such Facility and otherwise on the terms set forth in the purchase agreement dated August 25, 2015 for the Cottages Portfolio and the purchase agreement dated April 29, 2015 for the Riverglen Facility, each entered into by Manager.

2.           Additional Capital Contribution. Prior to the closing for the acquisition of the Tranche 3 Facilities, or any portion thereof, Manager shall make a Capital Call pursuant to Section 6.2(a) of the Agreement in the amount required to close the applicable escrow and pay the third party costs incurred in connection with the acquisition, as set forth on the attached executed Schedules 2.7 for each of the Cottages Portfolio and the Riverglen Facility. Each Member shall fund its pro rata share, based on its respective Percentage Interest, of the amount specified in the Capital Call Notice within 5 Business days following the date of delivery of the Capital Call Notice.

3.           This Second Amendment may be executed in two or more counterparts, each of which will constitute an original and all of which, when taken together, will constitute one Second Amendment. The submission of a signature page transmitted by facsimile (or similar electronic transmission facility) will be considered an “original” signature page for purposes of this Second Amendment so long as the original signature page is thereafter transmitted by mail or by other delivery service and the original signature page is substituted for the facsimile signature page in the original and duplicate originals of this Second Amendment.

4.           Except as expressly amended herein, the Agreement shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the undersigned have entered into this Second Amendment as of the day and year first above written.

SUMMIT HEALTHCARE OPERATING PARTNERSHIP,
a Delaware limited partnership

By:	Summit Healthcare REIT, Inc., a Maryland corporation,
General Partner

	By:	/s/ Kent Eikanas
Kent Eikanas, President

BEST YEARS LLC,
a Delaware limited liability company

By:	/s/ Josh Johnson
Josh Johnson, Director

The undersigned Manager hereby agrees to be bound by the terms of this Second Amendment.

SUMMIT HEALTHCARE REIT, INC.,
a Maryland corporation

By:	/s/ Kent Eikanas
Kent Eikanas, President

Schedule 1.1(b)

Cottages Portfolio Facilities

Name of Facility	Street Address	Type of Facility and Licensed Capacity	Purchase Price
Carolina Manor	3201 West 1st Avenue Appleton, WI 54915	Assisted Living Facility 45 Units / 45 Beds	$7,200,000
Carrington Manor	2626 Finger Road Green Bay, WI 54302	Assisted Living Facility 20 Units / 20 Beds	$2,800,000
Marla Vista Manor	647 Highway 190 West Woodville, TX 75979	Assisted Living Facility 40 Units / 40 Beds	$5,750,000
Marla Vista Gardens	2711 Pine Tree Road Longview, TX 75604	Assisted Living Facility 20 Units / 20 Beds	$2,600,000

Schedule 2.7

Intentionally omitted